UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2019

EQUIFAX INC.

(Exact name of registrant as specified in Charter)

Georgia	001-06605	58-0401110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia		30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1.25 par value per share	EFX	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 2, 2019, Equifax Inc., a Georgia corporation (the “Company”), held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 112,247,707 shares were represented in person or by valid proxy at the Annual Meeting and the Company’s shareholders took the following actions:

1. Election of Directors. Shareholders elected ten directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The vote totals for each of these individuals is set forth below:

Director	Shares For	Shares Against	Shares Abstained
Mark W. Begor	104,853,680	287,085	66,464
Mark L. Feidler	100,592,285	2,681,645	1,933,299
G. Thomas Hough	104,028,813	1,108,303	70,113
Robert D. Marcus	100,771,193	4,365,113	70,923
Siri S. Marshall	100,571,028	2,706,529	1,929,672
Scott A. McGregor	104,509,464	627,517	70,248
John A. McKinley	103,606,983	1,530,717	69,529
Robert W. Selander	104,503,351	630,899	72,979
Elane B. Stock	103,888,706	1,247,043	71,480
Heather H. Wilson	104,970,971	170,652	65,606

There were 7,040,478 broker non-votes with respect to each director nominee listed above.

2. Advisory Vote to Approve Named Executive Officer Compensation. Shareholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers. The vote totals were 89,731,255 shares for, 14,111,033 shares against, 1,364,941 share abstentions and 7,040,478 broker non-votes.

3. Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2019. The vote totals were 110,061,535 shares for, 2,007,450 shares against and 178,722 share abstentions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2019	EQUIFAX INC.

/s/ John J. Kelley III
John J. Kelley III Corporate Vice President, Chief Legal Officer and Corporate Secretary